United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(1,986,670)
Realized Trading Gain (Loss) on Foreign Currency Transactions	14
Unrealized Gain (Loss) on Market Value of Futures	(2,011,437)
Unrealized Gain (Loss) on Foreign Currency Translations	11
Interest Income	16,633
ETF Transaction Fees	2,100
Total Income (Loss)	$(3,979,349)

Expenses
Management Fees	$427,104
Brokerage Commissions	46,281
Tax Reporting Fees	27,435
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	5,861
Prepaid Insurance Expense	3,786
Legal Fees	347
Total Expenses	$520,207
Net Income (Loss)	$(4,499,556)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/13	$547,529,301
Withdrawals (550,000 Units)	(30,956,943)
Net Income (Loss)	(4,499,556)

Net Asset Value End of Month	$512,072,802
Net Asset Value Per Unit (9,200,000 Units)	$55.66

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(15,800)
Unrealized Gain (Loss) on Market Value of Futures	(200)
Interest Income	68
Total Income (Loss)	$(15,932)

Expenses
Management Fees	$1,235
Brokerage Commissions	40
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	18
Other Expenses	5,208
Total Expenses	6,525
Expense Waiver	(4,923)
Net Expenses	$1,602
Net Income (Loss)	$(17,534)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/13	$2,261,682
Net Income (Loss)	(17,534)

Net Asset Value End of Month	$2,244,148
Net Asset Value Per Unit (100,000 Units)	$22.44

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended October 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(77,585)
Realized Trading Gain (Loss) on Foreign Currency Transactions	2
Unrealized Gain (Loss) on Market Value of Futures	48,397
Unrealized Gain (Loss) on Foreign Currency Translations	3
Interest Income	69
Total Income (Loss)	$(29,114)

Expenses
Management Fees	$1,621
Brokerage Commissions	316
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	18
Other Expenses	1,860
Total Expenses	3,841
Expense Waiver	(1,556)
Net Expenses	$2,285
Net Income (Loss)	$(31,399)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/13	$2,367,470
Net Income (Loss)	(31,399)

Net Asset Value End of Month	$2,336,071
Net Asset Value Per Unit (100,000 Units)	$23.36

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended October 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$1,646
Unrealized Gain (Loss) on Market Value of Futures	5,512
Interest Income	62
Total Income (Loss)	$7,220

Expenses
Management Fees	$1,352
Brokerage Commissions	121
Non-interested Directors' Fees and Expenses	25
Prepaid Insurance Expense	19
Other Expenses	1,860
Total Expenses	3,377
Expense Waiver	(1,570)
Net Expenses	$1,807
Net Income (Loss)	$5,413

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/13	$2,275,618
Net Income (Loss)	5,413

Net Asset Value End of Month	$2,281,031
Net Asset Value Per Unit (100,000 Units)	$22.81

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,078,409)
Realized Trading Gain (Loss) on Foreign Currency Transactions	16
Unrealized Gain (Loss) on Market Value of Futures	(1,957,728)
Unrealized Gain (Loss) on Foreign Currency Translations	14
Interest Income	16,832
ETF Transaction Fees	2,100
Total Income (Loss)	$(4,017,175)

Expenses
Management Fees	$431,312
Brokerage Commissions	46,758
Tax Reporting Fees	27,435
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	5,936
Prepaid Insurance Expense	3,841
Legal Fees	347
Other Expenses	8,928
Total Expenses	$533,950
Expense Waiver	(8,049)
Net Expenses	$525,901
Net Income (Loss)	$(4,543,076)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/13	$554,434,071
Withdrawals (550,000 Units)	(30,956,943)
Net Income (Loss)	(4,543,076)

Net Asset Value End of Month	$518,934,052

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612